Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Partners L.P., Deerfield Special Situations Fund, L.P., Deerfield International Limited, Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Partners, L.P:
                                    780 Third Avenue, 37th Floor
                                    New York, NY 10017

                                    Deerfield Special Situations Fund
                                    International Limited, Deerfield
                                    International Limited:
                                    c/o Bisys Management
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Anadys Pharmaceuticals, Inc. (ANDS)

Date of Event Requiring the
Filing of This Statement:           October 19, 2007

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited and Deerfield Special Situations Fund International Limited are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with James E. Flynn with respect to the beneficial ownership of securities Anadys Pharmaceuticals, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory